LEE ENTERPRISES, INCORPORATED
AND SUBSIDIARIES

2022 OFFICERS AND DIRECTORS

LEE ENTERPRISES, INCORPORATED

Mary E. Junck	Chairman and Director (E) (SEC Filer)
Kevin D. Mowbray	President, Chief Executive Officer and Director (E) (SEC Filer)
Timothy R. Millage	Vice President, Chief Financial Officer and Treasurer (E) (SEC Filer)
Joseph J. Battistoni	Vice President – Local Advertising (A) (SEC Filer)
Nathan E. Bekke	Operating Vice President; Vice President – Consumer Sales and Marketing (A) (SEC Filer)
Astrid Garcia	Vice President – Human Resources and Legal, Chief Legal Officer (A) (SEC Filer)
Michele Fennelly White	Vice President – Information Technology and Chief Information Officer (A)
C. D. Waterman III	Secretary and General Counsel (E) (SEC Filer)
Cynthia Herndon	Vice President-Finance & Controller, Assistant Secretary and Assistant Treasurer (A)
Josh Rinehults	Vice President-Financial Planning & Analysis (A)
Daniel Lemke	Assistant Secretary and Assistant Treasurer (A)
Steven C. Fletcher	Director (SEC Filer)
Margaret R. Liberman	Director (SEC Filer)
Brent M. Magid	Director (SEC Filer)
Dr. Shaun McAlmont	Director (SEC Filer)
Herbert W. Moloney III	Director (SEC Filer)
David T. Pearson	Director (SEC Filer)
Gregory P. Schermer	Director (SEC Filer)

(A) - Appointed Officer
(E) - Elected Officer
(SEC Filer)

LEE PUBLICATIONS, INC.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
C. D. Waterman III	Secretary and Director
Cynthia Herndon	Assistant Secretary and Assistant Treasurer
Daniel Lemke	Assistant Treasurer

THE LEE FOUNDATION

Kevin D. Mowbray	President and Director
Nathan E. Bekke	Vice President and Director
Timothy R. Millage	Secretary, Treasurer and Director
Astrid Garcia	Director

ACCUDATA, INC.

Nathan E. Bekke	President and Director
Timothy R. Millage	Vice President and Treasurer
C. D. Waterman III	Secretary and Director
Cynthia Herndon	Assistant Secretary and Assistant Treasurer

INN PARTNERS, L.C. (82.46%)
Accudata, Inc., Manager and Majority Member

LEE PROCUREMENT SOLUTIONS CO.

Timothy R. Millage	President, Treasurer and Director
C. D. Waterman III	Secretary and Director
Cynthia Herndon	Assistant Secretary and Assistant Treasurer

SIOUX CITY NEWSPAPERS, INC.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
C. D. Waterman III	Secretary and Director
Cynthia Herndon	Assistant Secretary and Assistant Treasurer

JOURNAL-STAR PRINTING CO.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
C. D. Waterman III	Secretary and Director
Cynthia Herndon	Assistant Secretary and Assistant Treasurer

LEE BHM CORP.

Kevin D. Mowbray	President and Director
Nathan E. Bekke	Vice President
Timothy R. Millage	Vice President and Treasurer
C. D. Waterman III	Secretary and Director
Cynthia Herndon	Assistant Secretary and Assistant Treasurer
Josh Rinehults	Assistant Secretary and Assistant Treasurer

LEE CONSOLIDATED HOLDINGS CO.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
C. D. Waterman III	Secretary and Director
Cynthia Herndon	Assistant Secretary and Assistant Treasurer

MADISON NEWSPAPERS, INC. (50%)

Clayton Frink	Chairman and Director
Christopher T. White	President and Director
Nancy Gage	Secretary and Director
Timothy R. Millage	Treasurer and Director
John M. Humenik	Director
James Lussier	Director

FLAGSTAFF PUBLISHING CO.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
C. D. Waterman III	Secretary and Director
Cynthia Herndon	Assistant Secretary and Assistant Treasurer

HANFORD LIQUIDATION, INC.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
C. D. Waterman III	Secretary and Director
Cynthia Herndon	Assistant Secretary and Assistant Treasurer

NAPA VALLEY PUBLISHING CO.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
C. D. Waterman III	Secretary and Director
Cynthia Herndon	Assistant Secretary and Assistant Treasurer

PANTAGRAPH PUBLISHING CO.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
C. D. Waterman III	Secretary and Director
Cynthia Herndon	Assistant Secretary and Assistant Treasurer

PULITZER INC.

Kevin D. Mowbray	President and Director
Astrid Garcia	Vice President and Director
C. D. Waterman III	Secretary and Director
Timothy R. Millage	Treasurer and Director
Nathan E. Bekke	Director
Cynthia Herndon	Assistant Secretary and Assistant Treasurer

PULITZER MISSOURI NEWSPAPERS, INC.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
C. D. Waterman III	Secretary and Director
Cynthia Herndon	Assistant Secretary and Assistant Treasurer

PULITZER NEWSPAPERS, INC.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
C. D. Waterman III	Secretary and Director
Cynthia Herndon	Assistant Secretary and Assistant Treasurer

PULITZER TECHNOLOGIES, INC.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
C. D. Waterman III	Secretary and Director
Cynthia Herndon	Assistant Secretary and Assistant Treasurer

SMT LIQUIDATION, INC.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
C. D. Waterman III	Secretary and Director
Cynthia Herndon	Assistant Secretary and Assistant Treasurer

SOUTHWESTERN OREGON PUBLISHING CO.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer and Director
C. D. Waterman III	Secretary and Director
Cynthia Herndon	Assistant Secretary and Assistant Treasurer

STAR PUBLISHING COMPANY

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
C. D. Waterman III	Secretary and Director
Cynthia Herndon	Assistant Secretary and Assistant Treasurer

THE BUFFALO NEWS, INC.

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
C. D. Waterman III	Secretary and Director
Cynthia Herndon	Assistant Secretary and Assistant Treasurer
Josh Rinehults	Assistant Secretary and Assistant Treasurer

YNEZ CORPORATION

Kevin D. Mowbray	President and Director
Timothy R. Millage	Vice President and Treasurer
C. D. Waterman III	Secretary and Director
Cynthia Herndon	Assistant Secretary and Assistant Treasurer

AMPLIFIED DIGITAL, LLC
Member: Pulitzer Inc.

FAIRGROVE LLC
Managing Member: St. Louis Post-Dispatch LLC

PULITZER NETWORK SYSTEMS LLC
Member: Pulitzer Inc.

Managers and Officers:

Kevin D. Mowbray	President and Manager
C. D. Waterman III	Secretary and Manager
Timothy R. Millage	Treasurer and Manager

ST. LOUIS POST-DISPATCH LLC
Managing Member: Pulitzer Inc.

Officers:

Ian Caso	President
John Grove	Vice President of Circulation
Don Hesse	Vice President of Human Resources, Labor and Operations
C. D. Waterman III	Secretary
Timothy R. Millage	Treasurer

SUBURBAN JOURNALS OF GREATER ST. LOUIS LLC
Member: Pulitzer Inc.

Managers and Officers:

Kevin D. Mowbray	Manager
C. D. Waterman III	Secretary and Manager
Timothy R. Millage	Treasurer and Manager

TNI PARTNERS (50%)

Kevin D. Mowbray	Director
Nathan E. Bekke	Director
Timothy R. Millage	Director

ADMINISTRATION OF BENEFIT PLANS

LEE EMPLOYEES’ RETIREMENT ACCOUNT PLAN

Administrative Committee

Astrid Garcia
Timothy R. Millage
Mark P. Hall
Nathan E. Bekke
John M. Humenik
PENSION PLAN FOR EMPLOYEES OF SIOUX CITY NEWSPAPERS, INC. – LEE ENTERPRISES, INCORPORATED (Sole Sponsor)

Administrative/Advisory Committee

Astrid Garcia
Timothy R. Millage
Mark P. Hall

PULITZER INC. (“PULITZER”)

PULITZER EMPLOYEE BENEFITS TRUST (VEBA)

Astrid Garcia
Timothy R. Millage
Mark P. Hall

Investment Committee

Astrid Garcia
Timothy R. Millage
Mark P. Hall
LEE ENTERPRISES, INCORPORATED PENSION PLAN

Trustee: Wells Fargo Bank Minnesota, N.A.

Investment Committee

Astrid Garcia
Timothy R. Millage
Mark P. Hall
Cynthia Herndon